UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Rui Wu – Note Purchase Agreement, Convertible Promissory Note, Warrant, and Security Agreement

On August 27, 2021 Clubhouse Media Group, Inc. (the “Company”) entered into a note purchase agreement (the “Rui Wu Note Purchase Agreement”) with Rui Wu, an individual (“Rui Wu”), with an effective date of August 26, 2021, pursuant to which, on same date, the Company issued a convertible promissory note to Rui Wu in the aggregate principal amount of $550,000 for a purchase price of $500,000, reflecting a $50,000 original issue discount (the “Rui Wu Note”) and, in connection therewith, issued to Rui Wu a Warrant to purchase 37,500 shares of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”) at an exercise price of $2.00 per share, subject to adjustment (the “Rui Wu Warrant”). In addition, in connection with the Rui Wu Note Purchase Agreement, the Company entered into a Security Agreement on same date with Rui Wu, pursuant to which the Company’s obligations under the Rui Wu Note were secured by a first priority lien and security interest on all of the assets of the Company (the “Rui Wui Security Agreement”). While each of the Rui Wu Warrant, Security Agreement, Note, and Note Purchase Agreement have an effective date and/or effective issue date of August 26, 2021, each was entered into and/or issued on August 27, 2021.

The Rui Wu Note has a maturity date of August 26, 2022 and bears interest at 10% per year. No payments of the principal amount or interest are due prior to the maturity date other than as specifically set forth in the Rui Wu Note, and the Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

The Rui Wu Note (and the principal amount and any accrued and unpaid interest) is convertible into shares of Company Common Stock at any time following August 26, 2021 until the note is repaid. The conversion price per share of Common Stock shall initially mean the lesser of (i) $1.00 or (ii) 75% of the lowest daily volume weighted average price of the Common Stock during the twenty (20) Trading Days (as defined in the Rui Wu Note) immediately preceding the date of the respective conversion. The conversion price is subject to customary adjustments for any stock splits, etc. which occur following the determination of the conversion price.

The Rui Wu Note contains customary events of default, including, but not limited to:

●	if the Company fails to pay the then-outstanding principal amount and accrued interest on the Rui Wu Note on any date any such amounts become due and payable, and any such failure is not cured within three business days of written notice thereof by Rui Wu; or
●	the Company fails to remain compliant with the Depository Trust Company (“DTC”), thus incurring a “chilled” status with DTC; or
●	any trading suspension is imposed by the SEC under Section 12(j) of the Exchange Act or Section 12(k) of the Exchange Act; or
●	the occurrence of any delisting of the Company Common Stock from any securities exchange on which the Company Common Stock is listed or suspension of trading of the Company Common Stock on the OTC Markets.

If an event of default has occurred and is continuing, Rui Wu may declare all or any portion of the then-outstanding principal amount of the Rui Wu Note, together with all accrued and unpaid interest thereon, due and payable, and the Rui Wu Note shall thereupon become immediately due and payable in cash and Rui Wu will also have the right to pursue any other remedies that Rui Wu may have under applicable law. In the event that any amount due under the Rui Wu Note is not paid as and when due, such amounts shall accrue interest at the rate of 18% per year, simple interest, non-compounding, until paid.

The foregoing description of the Rui Wu Note Purchase Agreement, Rui Wu Note, Rui Wu Warrant, and Rui Wu Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full texts of these documents, copies of which are filed as Exhibit 10.1, 10.2, 10.3, and 10.4 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Chris Etherington – Note Purchase Agreement, Convertible Promissory Note, Warrant, and Security Agreement

On August 27, 2021, the Company entered into a note purchase agreement (the “Chris Etherington Note Purchase Agreement”) with Chris Etherington, an individual (“Chris Etherington”), with an effective date of August 26, 2021, pursuant to which, on same date, the Company issued a convertible promissory note to Chris Etherington in the aggregate principal amount of $165,000 for a purchase price of $150,000, reflecting a $15,000 original issue discount (the “Chris Etherington Note”) and, in connection therewith, issued to Chris Etherington a Warrant to purchase 37,500 shares of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”) at an exercise price of $2.00 per share, subject to adjustment (the “Chris Etherington Warrant”). In addition, in connection with the Chris Etherington Note Purchase Agreement, the Company entered into a Security Agreement on same date with Chris Etherington, pursuant to which the Company’s obligations under the Chris Etherington Note were secured by a first priority lien and security interest on all of the assets of the Company (the “Chris Etherington Security Agreement”). While each of the Chris Etherington Warrant, Security Agreement, Note, and Note Purchase Agreement have an effective date and/or effective issue date of August 26, 2021, each was entered into and/or issued on August 27, 2021.

The Chris Etherington Note has a maturity date of August 26, 2022 and bears interest at 10% per year. No payments of the principal amount or interest are due prior to the maturity date other than as specifically set forth in the Chris Etherington Note, and the Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

The Chris Etherington Note (and the principal amount and any accrued and unpaid interest) is convertible into shares of Company Common Stock at any time following August 26, 2021 until the note is repaid. The conversion price per share of Common Stock shall initially mean the lesser of (i) $1.00 or (ii) 75% of the lowest daily volume weighted average price of the Common Stock during the twenty (20) Trading Days (as defined in the Chris Etherington Note) immediately preceding the date of the respective conversion. The conversion price is subject to customary adjustments for any stock splits, etc. which occur following the determination of the conversion price.

The Chris Etherington Note contains customary events of default, including, but not limited to:

●	if the Company fails to pay the then-outstanding principal amount and accrued interest on the Chris Etherington Note on any date any such amounts become due and payable, and any such failure is not cured within three business days of written notice thereof by Chris Etherington; or
●	the Company fails to remain compliant with the Depository Trust Company (“DTC”), thus incurring a “chilled” status with DTC; or
●	any trading suspension is imposed by the SEC under Section 12(j) of the Exchange Act or Section 12(k) of the Exchange Act; or
●	the occurrence of any delisting of the Company Common Stock from any securities exchange on which the Company Common Stock is listed or suspension of trading of the Company Common Stock on the OTC Markets.

If an event of default has occurred and is continuing, Chris Etherington may declare all or any portion of the then-outstanding principal amount of the Chris Etherington Note, together with all accrued and unpaid interest thereon, due and payable, and the Chris Etherington Note shall thereupon become immediately due and payable in cash and Chris Etherington will also have the right to pursue any other remedies that Chris Etherington may have under applicable law. In the event that any amount due under the Chris Etherington Note is not paid as and when due, such amounts shall accrue interest at the rate of 18% per year, simple interest, non-compounding, until paid.

The foregoing description of the Chris Etherington Note Purchase Agreement, Chris Etherington Note, Chris Etherington Warrant, and Chris Etherington Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full texts of these documents, copies of which are filed as Exhibit 10.1, 10.2, 10.3, and 10.4 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 hereof is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Note Purchase Agreement between the Company and Rui Wu, entered into on August 27, 2021 with an effective date of August 26, 2021.
10.2	Secured Convertible Promissory Note between the Company and Rui Wu, issued on August 27, 2021 with an effective issue date of August 26, 2021.
10.3	Common Stock Purchase Warrant between the Company and Rui Wu, issued on August 27, 2021 with an effective issue date of August 26, 2021.
10.4	Security Agreement between the Company and Rui Wu, entered into on August 27, 2021 with an effective date of August 26, 2021.
10.5	Note Purchase Agreement between the Company and Chris Etherington, entered into on August 27, 2021 with an effective date of August 26, 2021.
10.6	Secured Convertible Promissory Note between the Company and Chris Etherington, issued on August 27, 2021 with an effective issue date of August 26, 2021.
10.7	Common Stock Purchase Warrant between the Company and Chris Etherington, issued on August 27, 2021 with an effective issue date of August 26, 2021.
10.8	Security Agreement between the Company and Chris Etherington, entered into on August 27, 2021 with an effective date of August 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 2, 2021	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer